UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

Smith & Wesson Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts 01104

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SWBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 19, 2023, we held our annual meeting of stockholders to consider and vote upon the following proposals: (1) to elect directors to serve until our next annual meeting of stockholders and until their successors are elected and qualified; (2) to provide a non-binding, advisory vote on the compensation of our named executive officers for fiscal 2023 (“say-on-pay”); (3) to provide a non-binding, advisory vote on the frequency of future say-on-pay votes; (4) to ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent registered public accountant for fiscal 2024; (5) to vote on a management proposal (advisory vote to call special stockholder meeting); (6) to vote on a management proposal (ratification of Nevada exclusive forum provision); (7) to vote on a stockholder proposal (right to call special shareholder meeting); and (8) to vote on a stockholder proposal (human rights impact assessment).

1.	The following directors were elected at the annual meeting:

Director	Votes For	Votes Withheld	Broker Non- Votes
Anita D. Britt	21,941,907	342,478	11,682,528
Fred M. Diaz	21,027,624	1,256,761	11,682,528
Michelle J. Lohmeier	21,997,050	287,335	11,682,528
Barry M. Monheit	21,041,068	1,243,317	11,682,528
Robert L. Scott	21,043,439	1,240,946	11,682,528
Mark P. Smith	21,983,476	300,909	11,682,528
Denis G. Suggs	20,090,622	2,193,763	11,682,528

2.	Our stockholders approved the say-on-pay proposal.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Say-on-pay proposal	21,426,253	666,136	191,996	11,682,528

3.	Our stockholders approved “annual” as the frequency of future say-on-pay votes.

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Frequency of future say-on-pay votes	19,436,671	121,455	2,585,583	140,676	11,682,528

In light of these results, we will hold future say-on-pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say-on-pay votes, or until our board of directors otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

4.	Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending April 30, 2024.

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ratification of Deloitte & Touche LLP as independent registered public accountants	33,177,044	496,085	293,784	—

5.	Our stockholders approved a management proposal concerning the right to call special stockholder meetings.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Management proposal (special stockholder meeting)	21,173,132	247,215	864,038	11,682,528

6.	Our stockholders approved a management proposal concerning the ratification of a Nevada exclusive forum bylaw provision.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Management proposal (exclusive forum)	18,506,490	3,641,955	135,940	11,682,528

7.	Our stockholders did not approve a stockholder proposal concerning the right to call special stockholder meetings.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal (special shareholder meeting)	6,204,470	15,969,806	110,109	11,682,528

8.	Our stockholders did not approve a stockholder proposal concerning a human rights impact assessment.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal (impact assessment)	5,912,229	16,198,734	173,422	11,682,528

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON BRANDS, INC.

Date: September 22, 2023	By:	/s/ Deana L. McPherson
Deana L. McPherson
Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary